UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)       October 31, 2007
ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction of incorporation)	(Commission File Number) I	(IRS Employer dentification No.)

465 Cleveland Avenue, Westerville, Ohio		43082

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code       614-895-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 31, 2007, ProCentury Corporation, an Ohio corporation (the “Company”), issued a press release announcing the Company’s results for the quarter ended September 30, 2007. A copy of the release is attached to this Current Report as Exhibit 99.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          99 -— Press release dated October 31, 2007.
     The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCENTURY CORPORATION (Registrant)
Date: October 31, 2007	By:	/s/ Erin E. West
Erin E. West
Chief Financial Officer

EXHIBIT INDEX
     99     Press release dated October 31, 2007.